UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 12, 2026
Lucid Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Gateway Boulevard Newark, CA		94560
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (510) 648-3553
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.
On March 12, 2026, Lucid Group, Inc. (the “Company” or “Lucid”) hosted an Investor Day, offering the investment community and media a comprehensive update on the Company’s strategic priorities, operational execution, long-term growth roadmap, and financial outlook. The Company issued a press release related to the Investor Day on the same date, a copy of which is furnished herewith as Exhibit 99.1. The presentation used during the Company’s Investor Day is furnished herewith as Exhibit 99.2. Both Exhibit 99.1 and Exhibit 99.2 are incorporated by reference into Item 7.01 of this Current Report on Form 8-K.
Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “scheduled” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.
These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed under the cautionary language and the Risk Factors in Lucid’s Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Current Reports on Form 8-K, and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks or uncertainties materialize, or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of the Investor Day. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of the Investor Day. Accordingly, undue reliance should not be placed upon the forward-looking statements.
The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Lucid Press Release Dated March 12, 2026
99.2	Lucid Investor Day Presentation Dated March 12, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2026

LUCID GROUP, INC.

	By:	/s/ Taoufiq Boussaid
Taoufiq Boussaid
Chief Financial Officer